EXHIBIT 10.12

[*]    Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

THIS FRONTING AND ADMINISTRATION AGREEMENT is made this 18th day of

November, 2009

Between:

AMERICAN PET INSURANCE COMPANY (“APIC”)

a New York State regulated Insurance Company

and

OMEGA GENERAL INSURANCE COMPANY (“Omega”)

A Canadian regulated Insurance Company

WHEREAS:

(A) APIC provides pet insurance for eligible policyholders in the United States and wishes to underwrite a Canadian pet insurance program (the “Program”) for eligible policyholders in Canada but is not currently a licensed insurance company in Canada;

(B) Omega is an insurance company duly licensed to carry out business in each province and territory of Canada has agreed to act as a participating fronting company for the Program and has entered into a Stop Loss reinsurance agreement in the form attached hereto as Schedule “A” (the “Reinsurance Agreement”) with APIC;

(C) A Broker as defined herein has been appointed by APIC and Omega to act as the broker of record for the Program and has entered into an Agency Agreement with Omega in the form attached hereto as Schedule “B” (the “Agency Agreement”);

(D) The parties wish to confirm the basis on which the Program will be underwritten, administered and managed.

Now in consideration of the premises and the covenants and agreements herein contained, the parties hereby agreed as follows:

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Definitions

In this Agreement and in the schedules attached hereto, the following terms and expressions will have the following meanings.

Agreement means this Agreement as amended from time to time by written agreement of the parties;

Broker means a brokerage company or a managing general agent approved by APIC and Omega that has entered into a Representation Agreement in the form attached as Schedule “B” and that has agreed to comply with the terms hereof as it applies to the Broker.

Business means the business of writing insurance policies as part of the Program for Omega in its capacity as fronting insurer for APIC;

Business Day means a day (other than a Saturday, Sunday or statutory holiday) on which banks are open for the transaction of general banking business in Toronto;

Confidential Information means all information obtained by a party as a result of negotiating and entering into this Agreement; and all financial or other information received by a party pursuant to this Agreement in respect of the Program.

Claim means, in relation to the Business, the notification by the insured of an actual or potential claim.

Regulatory Action means any order of a court of competent jurisdiction; or any order made, decision given or final view expressed by a competent national, governmental or regulatory authority or agency; or any enactment of a legislative body which prohibits or restricts to a material extent the carrying on of the Business or the arrangements contemplated by this Agreement; or in consequence of which any of the parties would incur fines or a liability in damages were this Agreement to be performed in accordance with its terms.

Superintendent means the Superintendent of Financial Institutions Canada.

Taxation means all forms of taxation and statutory, governmental, federal, provincial, local or municipal governmental impositions, duties, contribution and levies and all penalties, charges, costs and interest relating thereto.

References to Recitals, Clauses, Schedules and parties are, except where otherwise provided, to Recitals, Clauses, Schedules or parties to this Agreement.

The Schedules form part of this Agreement and have the same force and effect as if set out in the body of this Agreement.

The sections and headings hereto are inserted for convenience only and shall not affect the construction of this Agreement.

References to APIC, Omega, or the Broker or any of them mean and include their respective successors in title and permitted assigns.

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Where the context so admits, references to the singular shall be deemed to include the plural and vice versa.

Section 1—Appointment of Omega to write Fronting Insurance:

APIC hereby appoints Omega:

To underwrite and/or bind and/or effect policies in the name of Omega with respect to the Business pursuant to the Program in accordance with the terms of this Agreement provided that all Underwriting Guidelines and/or decisions are acknowledged to remain under the control of APIC; and to administer the Business as provided herein.

Section 2—Appointment of Broker of Record:

Omega and the Broker shall enter into an Agency Agreement in the form attached hereto as Schedule “B” with respect to the Program. The Broker shall act as broker of record with respect to the Program and shall be paid commissions with respect to the Business as agreed to pursuant to the Agency Agreement. The Broker shall receive each premium payment as the agent of Omega and shall hold all premiums in a trust account.

Section 3—Underwriting:

Omega shall issue policies using forms and rates approved by APIC as provided in the Underwriting Guidelines provided in Schedule “C” (“Underwriting Guidelines”) attached hereto.

Omega shall at all times follow the Underwriting Guidelines and decisions of APIC with respect to the Program.

Section 4—Claims:

Omega shall manage and perform the administration of the Business and the negotiation and settlement of Claims hereunder, and in doing so, shall act as agent of APIC. Omega shall at all times follow the claims handling procedures of APIC as provided in Schedule “D” attached hereto. Omega shall immediately notify APIC of all claims and provide for a full right of consultation regarding the handing of them.

APIC shall ensure that, at all times, sufficient funds are provided to Omega to enable all obligations under or in relation to the Business to be met as and when they fall due pursuant to the terms of the Reinsurance Agreement.

In the event of the termination of this Agreement, APIC shall have the right to assume responsibility for the handling of all claims with respect to the Program. Omega agrees to follow all decisions made by APIC with respect to all claims made under the Program under such circumstances.

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Any and all funds provided by APIC pursuant to the Reinsurance Agreement shall, until physically disbursed to or on behalf of the relevant insured, be held by Omega as agent for APIC.

Section 5—Accounts and Information:

Omega and the Broker agree to provide accounting and other information to APIC in the form and in the manner that may be reasonably required by APIC from time to time.

Omega and the Broker shall keep, in such forms as may be agreed from time to time with APIC, books, records, underwriting statistics and accounts of all transactions under this Agreement.

APIC may, subject to any confidentiality obligations, at any reasonable time and on reasonable notice appoint its officers, employees, agents, or auditors to inspect, examine and verify at the offices of Omega and the Broker (and to take copies of such books and records) all such accounts, records, books, vouchers, correspondence and papers relating to any of the functions performed by the relevant party under this Agreement insofar as they relate to the Program and the affairs of APIC, including the application of any money belonging to APIC paid or received by the relevant party pursuant to this Agreement; and Omega and the Broker shall whenever reasonably required at any time during normal business hours give such officers, employees, servants or agents of APIC access to its offices for such purposes.

APIC undertakes to agree to supply, to the extent permissible under any applicable law or regulatory requirements, such information as Omega or the Broker shall reasonably request from time to time in order to facilitate the management of the Business.

Section 6—Relationship between the Parties:

Nothing in this Agreement shall create or constitute a partnership between the parties hereto or any of them nor, save as expressly provided herein, constitute any one the agent of another and no party shall do or suffer anything to be done whereby it shall or may be represented that it is the partner or agent of any other party hereto (save as aforesaid) unless such party is appointed partner or agent of another party subject to the written consent of every other party to this Agreement.

Section 7—Term:

Unless earlier terminated in accordance with the provisions of Sections 8 or 9 hereof, the initial term of this Agreement shall be for a period of sixty (60) months, commencing on January 1st, 2010 (the “Effective Date”) and ending on December 31st, 2014 (the “Initial Term”).

During the Initial Term either APIC or Omega may terminate this Agreement by providing one hundred and eighty (180) days prior written notice to the other parties, to take effect at any calendar month end.

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At the completion of the Initial Term, this Agreement shall be automatically renewed for a minimum of one year terms provided that any party may terminate this Agreement at any time after the end of the Initial Term by providing ninety (90) days prior written notice to the other parties, to take effect at any calendar year end.

Section 8—Termination:

For the purposes of this Clause 8, a Trigger Event shall be deemed to have occurred with respect to Omega or APIC if:

(a) It ceases to be duly authorized, or licensed as an insurance company (or has any suspension, restriction or other limitation imposed in respect of its authority, licence, approval or permission), in the case of Omega in each province and territory of Canada and in the case of APIC in the jurisdiction in which it is incorporated or has its principal place of business (home jurisdiction);

(b) It goes into liquidation whether compulsorily or voluntarily (other than a voluntary and solvent liquidation for the purpose of reconstruction or amalgamation pursuant to a scheme previously agreed between the parties);

(c) It enters into any composition with its creditors generally or suffers any similar action in consequence of default by it in its obligations in respect of any indebtedness for borrowed moneys; or an administration order shall be made in respect of such party;

(d) It stops or threatens to stop payment or ceases or threatens to cease to carry on its business (otherwise than in connection with or in pursuance of a winding-up for the purpose of a reconstruction or amalgamation pursuant to a scheme previously agreed between the parties) or is deemed to be unable to pay its debts;

(e) It has an administrative receiver or other receiver or other similar official appointed over all (or substantially all) of its undertaking and assets;

In the event that a Trigger Event occurs in relation to either Omega or APIC, the other party may suspend entirely with immediate effect the operation of the Program.

If this Section 8 applies, neither Omega, nor the Broker shall (nor shall they have any authority to):

(a) Accept new policies with respect to the Business;

(b) Provide quotations or enter into (or continue) any negotiations relating to the possible acceptance of new policies with respect to the Business;

(c) Agree to any amendments to the terms of or otherwise agree to any endorsements to any policy with respect to the Business which would, or be reasonably likely to, increase materially the gross exposure of Omega and APIC under the policy in question.

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Each party shall notify the other parties upon becoming aware of a Trigger Event in relation to Omega or APIC at any time.

Suspension and/or termination of the authority granted pursuant to this Agreement in whatever manner shall in no way affect or limit any accrued rights which any party to this Agreement may have against the others pursuant to this Agreement or any rights expressly stated to survive termination of this Agreement.

Notwithstanding anything in this Agreement to the contrary if one party is in default of this Agreement and if such default is capable of being cured the non defaulting party shall give written notice of the default in reasonable detail to the non defaulting party who shall be given a reasonable amount of time to cure such default prior to the non defaulting party terminating this Agreement for such default.

Section 9—Transfer of Business:

In the event that APIC becomes a licensed insurance company in Canada, Omega and APIC shall each have the right to require a transfer of the run-off of the Business from Omega to APIC pursuant to a Transfer and Assumption Agreement, subject to any applicable regulatory approval. A transfer of the Business shall be conditional upon Omega and APIC reaching agreement with respect to the amount of reserves to be transferred regarding it. In the event that APIC becomes a licensed insurance company in Canada, APIC may terminate this agreement upon 3 months written notice.

Section 10—Confidentiality:

Each party hereto shall hold in confidence and shall not divulge to any other party or any third party any Confidential Information nor make any public or press announcement regarding this Agreement or matters connected therewith.

Notwithstanding the provisions of this Section 10, any party may disclose Confidential Information:

(a) In respect of any party to any other party with the prior written consent of the first party (such consent not to be unreasonably withheld or delayed);

(b) If and to the extent required by law or for the purpose of any judicial proceedings;

(c) If and to the extent required by any securities exchange or regulatory or governmental body or tax authority to which that party is subject, wherever situated;

(d) To its professional advisers, auditors and bankers.

Notwithstanding this Section 10 each party shall be entitled to provide extracts of this Agreement to such banks, reinsurers, brokers and insurance regulators as it reasonably deems necessary for the purpose of carrying out the Business.

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Each party shall comply with all applicable federal and provincial privacy laws.

The provisions of this Section 10 shall remain in full force and effect notwithstanding the termination of this Agreement and each party shall remain bound by the provisions of this Section 10 for a period of five years following the termination of this Agreement.

Section 11—Undertakings:

APIC, Omega, and the Broker shall use all reasonable care and skill in the performance of their respective obligations under this Agreement and shall comply with all applicable laws relating thereto.

Each party agrees, warrants and undertakes to the others that it has and will have all necessary consents, powers and authorities to enter into this Agreement in accordance with its terms.

Omega represents and warrants to APIC and the Broker that it is duly authorized and licensed to write the Business it Canada and Omega undertakes to take all reasonable steps to maintain such authorizations and licenses during the duration of this Agreement.

Omega undertakes to notify APIC and the Broker in writing as soon as reasonably practicable of any changes as to the authorizations and licenses which it has, or expects to obtain, from time to time.

Section 12—Regulatory Matters:

The parties shall co-operate with each other to ensure that all information necessary or desirable for making any regulatory notification or filing in respect of this Agreement, or any agreement, arrangement or concerted practice of which it forms part (or responding to any requests for further information following any such notification or filing), is supplied to the party dealing with such notification or filing and that any such notification or filing is properly, accurately and promptly made.

The parties will each ensure that any other registrations, filings and/or submissions required under the laws or regulations of any jurisdiction in respect of the Agreement or the Business are made.

Section 13—Waiver of Obligations:

Waiver by any party of any default by any other party in the performance of any obligation of such other party hereunder shall not affect such party’s rights in respect of any other default nor any subsequent default of the same or of a different kind nor shall any delay or omission of any party to exercise any right arising from any default affect or prejudice that party’s rights as to the same or any future default. Waiver by one party of any default by any other party shall not constitute a waiver of such default on the part of or on behalf of any other party.

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Section 14—Amendments and Representations:

Any amendment to any term of this Agreement shall be in writing and signed by the authorized representatives of the parties hereto.

This Agreement together with the Reinsurance Agreement and the Agency Agreement sets out the entire agreement and understanding between the parties in relation to the Business. It is agreed that no party has entered into this Agreement in reliance upon, or been induced to enter into this Agreement by, any representation, warranty or undertaking of any other party hereto (whether express or implied and whether pursuant to statute or otherwise) which is not set out in this Agreement or the Reinsurance Agreement or the Agency Agreement and to the extent that it may have done so, it hereby waives all rights, remedies and claims it may have in respect thereto.

A party may claim in contract for breach of warranty under this Agreement or the Reinsurance Agreement or the Agency Agreement but shall otherwise have no claim or remedy in respect of misrepresentation (whether negligent or otherwise, and whether made prior to, and/or in, this Agreement) or untrue statement made by any other party, provided that this Section 14 shall not exclude any liability for, or remedy in respect of any fraud including, without limitation, fraudulent misrepresentation by any party.

Section 15—Assignment:

No party shall sell, transfer or encumber all or any of its rights or obligations under this Agreement without the prior written consent of all the other parties.

Section 16—Notices and Communications:

Notices under this Agreement shall be sent to a party at its address and for the attention of the individual set out in Section 17 provided that a party may change its notice details on giving written notice to the other parties of the change. That notice shall only be effective on the date falling five clear Business Days after the notification has been received or such later date as may be specified in the notice.

All notices or other communications required for the purposes of this Agreement shall be in English and shall be given or sent by hand, facsimile, registered mail or courier to the parties and shall be deemed to be received: (i) if given by hand, at the time of delivery; or (ii) if sent by facsimile; at the time when the sender receives from the recipient facsimile machine or from the addressee of the notice confirmation of receipt of the whole of the facsimile; or (iii) if sent by registered mail, 24 hours after confirmation of delivery; or (iv) if sent by courier , 24 hours after the date of delivery by the courier company.

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Section 17—Addresses:

Notices under this Agreement shall be sent to the following addresses or facsimile numbers for the attention of the person indicated:

a) if to APIC:	1148 NW Leary Way, Seattle, Washington U.S.A.

Facsimile: 425-776-4295

b) if to Omega:	36 King Street East, Suite 500 Toronto, Ontario, M5C 1E5 Canada. Facsimile: 416-361-6113

Different persons may be authorized to give or receive instructions for different purposes, and such persons may include officers of corporations other than the parties hereto, authorized in that regard by the board of the relevant party.

A certified copy of a resolution of the board of Omega or APIC or the Broker may be received and accepted by either party as conclusive evidence of the authority of any person to act and may be considered in full force and effect until receipt of written notice to the contrary.

Section 18—Governing Law:

This Agreement and the relationship between the parties shall be governed by and interpreted in accordance with the law of the Province of Ontario, Canada.

Section 19—Enforceability:

If any provision of this Agreement or any part thereof:

(a) Purports to exclude, restrict or limit any liability and such exclusion, restriction or limitation is prohibited, rendered void or unenforceable by any legislation to which it is subject;

(b) Is itself prohibited, rendered void or unenforceable by any legislation to which it is subject, then the exclusion, restriction or limitation or the provision or part thereof in question shall be so prohibited or rendered void or unenforceable to the extent to which it is thus prohibited or rendered void or unenforceable and the validity or enforceability of any other part of this Agreement shall not thereby be affected.

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Section 20—Arbitration:

1. In the event that any dispute arises between the parties signatory to this agreement, whether such dispute arises during or after the term of this agreement, and as a precedent to any right of action hereunder a meeting will be held between representatives of each of the parties with decision making authority to settle the dispute. At the meeting the parties will attempt in good faith to negotiate an informal resolution of the dispute. If the dispute is not resolved through negotiation within 10 Business Days the parties hereby agree to submit their dispute to Arbitration. Upon the written request of either party to the dispute the parties shall select an arbitrator from among persons with not less than 10 years experience in the insurance or reinsurance business, as persons engaged in the industry itself or as lawyers or other professional advisors, or as otherwise agreed by the parties. If the parties are unable to agree on an arbitrator within 30 days after receipt of written notice from the other party requesting it to do so then either party may proceed pursuant to the Arbitration Act, 1991 (Ontario) to have an arbitrator appointed.

2. The arbitrator shall interpret this agreement as an honourable engagement and not as a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law, and they shall make their award with a view to effecting the general purpose of this agreement in a reasonable manner rather than in accordance with a literal interpretation of the language. Each party shall submit its case to the arbitrator within 30 days of the appointment of the arbitrator.

3. The arbitrator, so far as is permissible under the law and practice of the place of arbitration, shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to any matters which it may consider proper in the circumstances of the case with regard to pleadings, discovery, inspection of the documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit.

4. The decision in writing of the arbitrator shall be final and binding on both parties. Judgement may be entered upon the final decision of the arbitrator in any court in Canada having jurisdiction. The arbitrator shall determine who pays the expense of the arbitration. The arbitration will take place in Toronto, Ontario, Canada, or such other venue in Ontario, Canada as determined by the arbitrator.

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Section 21—Counterparts:

This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts and by facsimile transmission, each of which is an original but all of which together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been signed by and on behalf of the parties.

AMERICAN PET INSURANCE COMPANY

/s/ Darryl Rawlings
By:

OMEGA GENERAL INSURANCE COMPANY

/s/ Philip H. Cook
By: Philip H. Cook, C.E.O.

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SCHEDULE “A”

REINSURANCE AGREEMENT

(see attached)

AGREEMENT NUMBER: 200903

STOP LOSS REINSURANCE AGREEMENT

made between

OMEGA GENERAL INSURANCE COMPANY

A company organized and existing under the laws of Canada

(hereinafter referred to as the “Reinsured”)

and

AMERICAN PET INSURANCE COMPANY

A company organized and existing under the laws of New York,

(hereinafter referred to as the “Reinsurer”)

WHEREAS: The parties to this Agreement having entered into a separate Fronting and Administration Agreement (herein referred to as the “FAA”) wherein the Reinsured is willing to cede, and the Reinsurer is willing to accept, certain risks underwritten by the Reinsured as contemplated under the FAA.

and

WHEREAS: The Reinsured has also entered into a Representation Agreement with the Broker as defined in the FAA.

and

WHEREAS: For and in consideration of the Premium specified in this Agreement being paid by the Reinsured to the Reinsurer and subject always to the terms and conditions of this Agreement, the Reinsurer agrees to indemnify the Reinsured as follows:

ARTICLE 1 INTEREST CLAUSE

This Agreement is to indemnify the Reinsured in respect of liability, which may accrue to them under any and all policies and/or contracts of insurance in respect of the business produced by the Broker and underwritten pursuant to the FAA, and in accordance with underwriting and claims handling guidelines set out therein. At no time shall the Reinsured accept or underwrite business not provided for in the FAA for this reinsurance.

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ARTICLE 2 PERIOD CLAUSE

This Agreement is in respect of losses as herein defined pertaining to risks attaching during the period specified in the FAA.

ARTICLE 3 EXCLUSIONS

This Agreement follows the underlying coverage issued to the policyholders of the Reinsured in accordance with the FAA. For further clarity, this Agreement does not contain any exclusions or limitations, which are not present in the underlying policies.

ARTICLE 4 REINSURING CLAUSE

A.	The Reinsurer hereby agrees to pay the Reinsured 100% of the annual Net Underwriting Loss incurred on the subject portfolio underwritten by the Reinsured as business under the FAA (“Business”), in excess of the Net Premium Retained by the Reinsured.

B.	The term “Net Underwriting Loss” shall mean the total sum incurred by the Reinsured for all losses or liability in respect of the Business covered hereunder, including paid claims plus outstanding claims plus incurred but not reported claims as determined by the Reinsured’s Actuary.

Calculation of the Net Underwriting Loss hereunder, shall include all costs and adjustment expenses arising from the handling of claims, other than the salaries of employees and the office expenses of the Reinsured.

For purposes of the Net Underwriting Loss calculation, prior to any calendar year end, the Reinsured will estimate the Net Underwriting Loss as [*].

C.	The term “Net Premium Retained” shall mean the gross premium charged to the policyholder, less broker acquisition costs (including profit commission where applicable), less premium tax incurred by the Reinsured, less the premium paid under Article 8 of this Agreement, less [*].

For purposes of the Net Premium Retained calculation, prior to any calendar year end, the Reinsured will estimate the premium tax incurred to be 3% of the gross premiums charged to the policyholders.

D.	The Reinsurer hereby agrees to pay the Reinsured, in cash, the amount identified in the above Article 4A, upon presentation of supporting documentation by the Reinsured. The Reinsured undertakes to provide up-dated loss information including paid and outstanding claims on a quarterly basis, no later than 30 days after the end of each calendar quarter. The Reinsurer will have the option of authorising the Reinsured to deduct such amounts due hereunder from premium funds due to the Reinsurer, but in any event, the Reinsurer agrees to fund the subject losses either by “offset” or direct payment as soon as supporting documentation is received.

* Confidential Treatment Requested.

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ARTICLE 5 ULTIMATE NET UNDERWRITING LOSS SETTLEMENT CLAUSE

The Reinsured will continue to update the calculations in the above Article 4A until the third calendar year following the year in which the premium is received by the Reinsured, when the calculation made at that time will be considered “final” unless an extension is agreed between the parties.

ARTICLE 6 NET RETAINED LINES CLAUSE

This Agreement shall only protect that portion of any Business the subject matter of this Agreement which is above the Reinsured’s net retention as agreed in advance with the Reinsurer. The Reinsurers’ liability hereunder shall not be increased due to an error or omission which results in an increase in the Reinsured’s net retention nor by the inability of the Reinsured to collect from any other reinsurer any amounts which may have become due from them whether such inability arises from the insolvency of such other reinsurer or otherwise.

ARTICLE 7 TERRITORIAL LIMITATIONS

This Agreement is in respect of Business in Canada.

ARTICLE 8 PREMIUM CLAUSE

The Reinsured hereby agrees to pay the Reinsurer a premium equal to [*]. This premium shall be paid to the Reinsurer on a monthly basis, fifteen (15) days following the end of the month in which the premium is received by the Reinsured.

ARTICLE 9 CURRENCY CLAUSE

For the purpose of this Agreement all currencies are expressed in Canadian dollars. Any losses involving other than Canadian currency shall be converted into Canadian currency at the rates of exchange used in the Reinsured’s books, or where there is a specific remittance for a loss settlement, at the rates of exchange used in making such remittance.

ARTICLE 10 UNDERWRITING POLICY CLAUSE

It is a condition precedent to the Reinsurer’s liability hereunder that the Reinsured shall not introduce at any time after the Reinsured enters into this Agreement any change in the FAA without the prior written approval of the Reinsurer.

* Confidential Treatment Requested.

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ARTICLE 11 INSPECTION OF RECORDS CLAUSE

For as long as either party retains any liability hereunder the Reinsured shall, upon request by the Reinsurer, make available at the Reinsured’s head office for inspection at any reasonable time by such representatives as may be authorised by the Reinsurer for that purpose, all information relating to business reinsured hereunder (including actuarial reviews and evaluations) in the Reinsured’s possession or under its control and the said representatives may arrange for copies to be made of any of the records containing such information as they may require.

ARTICLE 12 AMENDMENTS AND ALTERATIONS CLAUSE

Any amendments and/or alterations to this Agreement that are agreed either by correspondence and/or Broker’s Slip endorsements, shall be automatically binding on the parties and unless otherwise agreed by the parties hereto shall be formally documented by an exchange of correspondence signed by the parties or by the issue of a contract addendum which shall be considered to form an integral part hereof.

ARTICLE 13 ERRORS OR OMISSIONS CLAUSE

Any inadvertent errors or omissions on the part of either the Reinsured or the Reinsurer shall not relieve the other party from any liability which would have attached hereunder, provided that such errors or omissions shall be rectified as soon as possible after discovery. Nevertheless, nothing contained in this Article shall be held to override any of the terms and conditions of this Agreement and no liability shall be imposed on the other party greater than would have attached hereunder had such errors or omissions not occurred.

ARTICLE 14 CLAIMS NOTIFICATION AND SETTLEMENTS CLAUSE

The Reinsured undertakes to advise the Reinsurer as soon as possible in the event of a loss being likely to arise hereunder together with an estimate of the Reinsurer’s liability and thereafter keep the Reinsurer fully informed of any developments regarding the original claims. In addition, the Reinsured shall provide to the Reinsurer with monthly information on all claims made under the subject agreement, even if the aggregate total of such claims (including incurred but not reported) does not exceed the Reinsured’s retention.

All losses under the program will be adjusted on behalf of the Reinsured by claim handlers selected by mutual agreement between the Reinsured and the Reinsurer.

All loss settlements made by the Reinsured shall be binding upon the Reinsurer, provided such settlements are within the terms and conditions of the original policies and/or contracts and within the terms and conditions of this Agreement, and amounts falling to the share of the Reinsurer shall be payable by them upon reasonable evidence being given by the Reinsured.

ARTICLE 15 INSOLVENCY CLAUSE

Where an Insolvency Event (as defined below) occurs in relation to the Reinsured the following terms shall apply (and, in the event of any inconsistency between these terms and any other terms of this Agreement, these terms shall prevail):

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A.	Notwithstanding any requirement in this Agreement to the contrary:

(i)	the Reinsurer shall be liable to pay the Reinsured even though the Reinsured is unable actually to pay, or discharge its liability to, its policyholder; but

(ii)	nothing in this clause shall operate to accelerate the date for payment by the Reinsurer of any sum which may be payable to the Reinsured but for it being the subject of any Insolvency Event.

B.	The existence, quantum, valuation and date for payment of any sum which the Reinsurer is liable to pay the Reinsured under this Agreement shall be those and only those for which the Reinsurer would be liable to the Reinsured if the liability of the Reinsured to its policyholders had been determined without reference to any term in any composition or scheme of arrangement or any similar such arrangement, entered into between the Reinsured and all or any part of its policyholders, unless and until the Reinsurer serves written notice to the contrary on the Reinsured in relation to any composition or scheme of arrangement.

C.	The Reinsurer shall be entitled (but not obliged) to set-off, against any sum which it may be liable to pay the Reinsured, any sum for which the Reinsured is liable to pay the Reinsurer.

D.	The Reinsurer shall be entitled (but not obliged) to assume direct control of any losses under this program by giving notice to the policyholder, the Reinsured or its representative. The Reinsurer will then assume total responsibility for such losses as though they had issued the underlying policy.

An Insolvency Event shall occur if

(i) (a)	(for the purposes of and in relation to A, B, C and D above) a winding up petition is presented in respect of the Reinsured or a provisional liquidator is appointed over it or if the Reinsured goes into administration, administrative receivership or receivership or if the Reinsured has a scheme of arrangement or voluntary arrangement proposed in relation to all or any part of its affairs; or

(b)	(for the purposes of and in relation to A above) the Reinsured goes into compulsory or voluntary liquidation;

(c)	(for the purposes of and in relation to D above) the Reinsured becomes subject to any regulatory intervention.

or, in each case, if the Reinsured becomes subject to any other similar insolvency process; and

(ii)	the Reinsured is unable to pay its debts as and when they fall due within the meaning of relevant Canadian law or statute.

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ARTICLE 16 TERMINATION CLAUSE

Either party shall have the right to terminate this Agreement immediately by giving the other party written notice:-

A.	If the performance of the whole or any part of this Agreement is prohibited or rendered impossible de jure or de facto in particular and without prejudice to the generality of the preceding words in consequence of any law or regulation which is or shall be in force in any country or territory or if any law or regulation shall prevent directly or indirectly the remittance of any or all or any part of the balance of payments due to or from either party.

B.	If the other party has become insolvent or unable to pay its debts or has lost the whole or any part of it’s paid up capital.

C.	If there is any material change in the ownership or control of the other party.

D.	If the country or territory in which the other party resides or has its head office or is incorporated shall be involved in armed hostilities with any other country whether war be declared or not or is partly or wholly occupied by another power.

E.	If the other party shall have failed to comply with any of the terms and conditions of this Agreement.

After the date of any such termination the liability of the Reinsurers hereunder shall cease outright other than in respect of losses which have occurred prior thereto.

All notices of termination in accordance with any of the provisions of this paragraph shall be by Telex, Facsimile, Telegram or any other permanent means of instantaneous communication, and shall be deemed to be served upon despatch or where communications between the parties are interrupted upon attempted despatch.

All notices of termination served in accordance with any of the provisions of this Article shall be addressed to the party concerned at its head office or at any other address previously designated by that party.

Notwithstanding anything in this Agreement to the contrary if one party is in default of this Agreement and if such default is capable of being cured the non defaulting party shall give written notice of the default in reasonable detail to the non defaulting party who shall be given 60 days or such additional time as the non defaulting party may consider reasonable to cure such default prior to the non defaulting party terminating this Agreement for such default.

ARTICLE 17 ARBITRATION CLAUSE

1. In the event that any dispute arises between the parties signatory to this agreement, whether such dispute arises during or after the term of this agreement, and as a precedent to any right of action hereunder a meeting will be held between representatives of each of the parties with

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decision making authority to settle the dispute. At the meeting the parties will attempt in good faith to negotiate an informal resolution of the dispute. If the dispute is not resolved through negotiation within 10 Business Days the parties hereby agree to submit their dispute to Arbitration. Upon the written request of either party to the dispute the parties shall select an arbitrator from among persons with not less than 10 years experience in the insurance or reinsurance business, as persons engaged in the industry itself or as lawyers or other professional advisors, or as otherwise agreed by the parties. If the parties are unable to agree on an arbitrator within 30 days after receipt of written notice from the other party requesting it to do so then either party may proceed pursuant to the Arbitration Act, 1991 (Ontario) to have an arbitrator appointed.

2. The arbitrator shall interpret this agreement as an honourable engagement and not as a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law, and they shall make their award with a view to effecting the general purpose of this agreement in a reasonable manner rather than in accordance with a literal interpretation of the language. Each party shall submit its case to the arbitrator within 30 days of the appointment of the arbitrator.

3. The arbitrator, so far as is permissible under the law and practice of the place of arbitration, shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to any matters which it may consider proper in the circumstances of the case with regard to pleadings, discovery, inspection of the documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit.

4. The decision in writing of the arbitrator shall be final and binding on both parties. Judgement may be entered upon the final decision of the arbitrator in any court in Canada having jurisdiction. The arbitrator shall determine who pays the expense of the arbitration. The arbitration will take place in Toronto, Ontario, Canada, or such other venue in Ontario, Canada as determined by the arbitrator.

ARTICLE 18 JURISDICTION CLAUSE

This Agreement shall be governed by the laws of Ontario, Canada.

ARTICLE 19 INTERMEDIARY CLAUSE

The parties to this agreement recognize and accept that there is no intermediary involved in the placement or handling of this Agreement and that the relationship is direct between the Reinsured and the Reinsurer.

7

ARTICLE 20 WARRANTIES AND/OR SPECIAL CONDITIONS CLAUSE

The parties to this agreement hereby warrant and confirm that they are licensed in good standing in their respective regulatory jurisdictions and that they are authorized to carry on the business of Insurance or Reinsurance for the line of business contemplated by this Agreement. The parties also warrant and confirm that they have the necessary authority to enter in to and execute this Agreement, and that both have accepted the terms and conditions of the FAA.

ARTICLE 21 COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts and by facsimile transmission, each of which is an original but all of which together constitute one and the same instrument.

SIGNED this 18th day of November, 2009

For the Reinsured, OMEGA GENERAL INSURANCE COMPANY

/s/ Philip H. Cook C.E.O.
SIGNED this 18th day of November, 2009

For the Reinsurer, AMERICAN PET INSURANCE COMPANY

/s/ Darryl Rawlings

8

SCHEDULE “B”

AGENCY AGREEMENT

(see attached)

Agency Agreement

Between

Omega General Insurance Company

36 King Street East, Suite 500

Toronto, Ontario M5C 1E5

hereinafter called “The Company”

And

Vetinsurance Brokers Canada Inc.

PO Box 34538, 1268 Marine Drive

North Vancouver, British Columbia V7P 1T2

hereinafter called “The Broker”

ARTICLE I

Appointment

Whereas The Company and American Pet Insurance Co. have entered into a separate Fronting and Administration Agreement (“FAA”), The Company hereby appoints the Broker, subject to all the terms and conditions herein, all of the insurance laws and other laws applicable to insurance companies and insurance brokers of each province and territory of Canada (“Provincial Insurance Laws”) and to any limitations, underwriting rules and procedural instructions issued by The Company. It is understood and agreed that this appointment is solely for the purpose of selling policies of insurance as contemplated under the FAA and other related insurance as may be mutually agreed by the parties to this agreement. The Broker shall not hold itself out as having the power to bind or obligate The Company in any manner whatsoever except for the purpose set out herein.

The Broker has read and fully understands the contents, terms, conditions and covenants of the FAA and agrees to be bound by FAA as it relates to the Broker and the business of the Broker.

ARTICLE II

Accounts

1. The Broker agrees to submit to The Company monthly statements in the required format, reporting all policies in numerical order; a record of all premiums due; and such other reports as The Company may reasonably request pertaining to its business in force or expired. The Broker shall forward statements due to The Company no later than 15 calendar days following the end of each month in which the business is recorded at its offices. If no sale is made during the month, a “Nil” report must be submitted. Commissions and other remuneration shall be determined by agreement and may be subject to change from time to time. The initial commission is set out in the attached Exhibit 1.

1

2. All monies received or collected by the Broker on behalf of The Company, less The Broker’s commissions, and any other amounts agreed to herein shall be the property of The Company, and shall be held by The Broker in trust for The Company. The Broker shall not use the funds or apply them for other purposes, except as contained in this agreement, unless otherwise approved by The Company in writing.

ARTICLE III

Records

1.	All records of The Broker pertaining to the business of The Company shall be open to inspection by The Company at any reasonable time for the purpose of determining any fact related to money due The Company, or the status of business placed with The Company by The Broker. Except for forms, manuals, advertising and other materials that may be supplied to The Broker by The Company at its option and in the ordinary course of business, The Broker shall bear all the cost and expense of operating its business.

2.	Ownership, use and control of all customer lists and records shall remain the property of The Broker and shall not be used by The Company without the express written permission of The Broker, except to the extent required by law.

ARTICLE IV

Sub Agents

The Broker shall have the sole responsibility of appointing or removing other agencies, brokers and producers with respect to the business contemplated under the FAA. The Company reserves the right to require that any such appointments be cancelled with or without cause on 30 days notice and The Company shall be relieved of all liability hereunder. Any sub agents or affiliated agents will be expected to confirm their agreement to the terms and conditions of this Agreement.

ARTICLE V

Termination

1. It is expressly understood and agreed that The Company and The Broker have mutually agreed to the premiums and coverages assigned to the business contemplated under the FAA and that neither party has the authority to change the premium or coverage terms.

2. This Appointment may be terminated by giving 60 days prior written notice, or in accordance with the termination provisions of the FAA. Upon termination by either party The Broker shall return to The Company all documents and supplies in their possession, if any, along with any monies due to The Company.

2

ARTICLE VI

Administration

1. The Broker, after deducting The Broker’s agreed commission as compensation, will remit all premiums to The Company by the 30th day of the month following the month in which the transactions are recorded at its offices.

2. The Company located at Suite 500, 36 King Street East, Toronto, Ontario MSC 1E5 will receive all premiums from The Broker, and will validate and process all entries of premium as required herein.

ARTICLE VII

Service of Suit

The Broker may not accept service of legal process issued against The Company in respect of any of the business hereunder.

ARTICLE VIII

Indemnity

1. It is expressly understood and agreed that in order to comply with the Provincial Insurance Laws, The Broker, and any sub agents or brokers representing the business under this agreement when required by law or regulation, shall be in possession of a valid Insurance License appointment in each Province or Territory of Canada where it solicits business as the case may be. Also, the Broker shall indemnify and hold The Company harmless against liability to policy or certificate holders caused solely by acts or omissions of negligence or fraud by The Broker in processing authorized business for The Company.

2. The Company shall hold The Broker harmless from any civil liability resulting from The Company’s acts or omissions in services performed under this Agreement. Such indemnification shall include reasonable legal fees incurred in connection with the investigation or defense against any claim. Upon receiving notice of any claim that could be covered by this section, The Broker shall notify The Company within 5 working days.

ARTICLE IX

Arbitration

1. In the event that any dispute arises between the parties signatory to this agreement, whether such dispute arises during or after the term of this agreement, and as a precedent to any right of action hereunder a meeting will be held between representatives of each of the parties with decision making authority to settle the dispute. At the meeting the parties will attempt in good faith to negotiate an informal resolution of the dispute. If the dispute is not resolved through negotiation within 10 Business Days the parties hereby agree to submit their dispute to

3

Arbitration. Upon the written request of either party to the dispute the parties shall select an arbitrator from among persons with not less than 10 years experience in the insurance or reinsurance business, as persons engaged in the industry itself or as lawyers or other professional advisors, or as otherwise agreed by the parties. If the parties are unable to agree on an arbitrator within 30 days after receipt of written notice from the other party requesting it to do so then either party may proceed pursuant to the Arbitration Act, 1991 (Ontario) to have an arbitrator appointed.

2. The arbitrator shall interpret this agreement as an honourable engagement and not as a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law, and they shall make their award with a view to effecting the general purpose of this agreement in a reasonable manner rather than in accordance with a literal interpretation of the language. Each party shall submit its case to the arbitrator within 30 days of the appointment of the arbitrator.

3. The arbitrator, so far as is permissible under the law and practice of the place of arbitration, shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to any matters which it may consider proper in the circumstances of the case with regard to pleadings, discovery, inspection of the documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit.

4. The decision in writing of the arbitrator shall be final and binding on both parties. Judgement may be entered upon the final decision of the arbitrator in any court in Canada having jurisdiction. The arbitrator shall determine who pays the expense of the arbitration. The arbitration will take place in Toronto, Ontario, Canada, or such other venue in Ontario, Canada as determined by the arbitrator.

Signed and accepted by the parties to this agreement.

Dated this 18th day of November, 2009, in Toronto, Ontario.

For – Omega General Insurance Company

      By: Philip H. Cook, CEO

/s/ Philip H. Cook

For – Vetinsurance Brokers Canada Inc.

      By:

/s/ Darryl Rawlings

4

EXHIBIT 1 – Commissions

Regular Commission: [*].

Profit Commission: to be paid to The Broker annually by The Company based on the performance of the business for each calendar year, such payment to be made no later than 90 days following the end of the year in which the profit commission is earned.

The profit commission shall be equal to 100% of the net profit generated by the business. Net profit for the purpose of this calculation is defined as follows—the gross premium charged to the policyholder, minus the regular commission paid to The Broker, minus premium tax incurred by The Company, minus the stop loss reinsurance premium paid to American Pet Insurance Co, minus claims incurred by The Company (including paid claims plus outstanding claims) minus [*].

Where the net profit for any given year is negative, The Broker will not be eligible for a profit commission for that year.

Each calendar year calculation of the profit commission will be updated annually thereafter (and adjusted accordingly) until its third anniversary, when the calculation made at that time will be considered “final” unless an extension is agreed between the parties.

* Confidential Treatment Requested.

5

SCHEDULE “C”

UNDERWRITING GUIDELINES

(see attached)

AMERICAN PET INSURANCE COMPANY

PET INSURANCE PROGRAM

Underwriting and Rate Guidelines

AMERICAN PET INSURANCE COMPANY

1148 NW Leary Way

Seattle, Washington 98107-5133

888-738-7478

www.trupanion.com

EFFECTIVE:

January 1, 2008

COMPANY DIRECTORY

UNDERWRITING

	ADDRESS:	1148 NW Leary Way Seattle, Washington 98107-5133

	PHONE:	888-738-7478

CLAIMS
	ADDRESS:	1148 NW Leary Way Seattle, Washington 98107-5133

	PHONE:	888-738-7478

BILLING
	ADDRESS:	1148 NW Leary Way Seattle, Washington 98107-5133

	PHONE:	888-738-7478

APIC January 2008	1

PET INSURANCE PROGRAM

Effective January 1, 2008

UNDERWRITING RULES & GUIDELINES

Since it is not possible to make rules to cover every situation, final decisions with respect to acceptance of risk, underwriting, rates, etc., are reserved by the Company.

MONTHLY PREMIUM

1.	Your monthly premium will not increase as your pet’s age increases.

2.	Your monthly premium will not increase regardless of the number of claims you make.

ELIGIBLE PETS

1.	All dogs and cats under age 14 are eligible for enrollment,

POLICY TERM

1.	All policies are on a monthly basis.

OPTIONAL COVERAGES

1.	Coverage for hip dysplasia may be purchased. An additional surcharge will be applied if this coverage is elected.

2.	Coverage for veterinarian exam fees may be purchased. An additional surcharge will be applied if this coverage is elected.

3.	Coverage is provided with 90% co-insurance. You may select optional co-insurance amounts ranging from 50% to 90%. Your premium will be adjusted accordingly.

4.	Coverage is provided with no deductible. You may select optional deductible amounts ranging from $50.00 to $1,000.00. Your premium will be adjusted accordingly.

5.	Coverage for Additional Benefits may be purchased. These benefits include Third Party Property Damage Liability, Advertising and Reward, Boarding Fees, Holiday Cancellation Costs, and Pet Cremation or Burial. An additional charge will be applied if this coverage is elected.

POLICY PLANS

1.	Plan 1 is for pets under one year old. This plan features a 90% co-insurance, no deductible, no hip dysplasia coverage, no exam fee coverage, and no additional benefits coverage.

2.	Plan 2 is for pets under one year old. This plan allows you to choose all optional coverages.

3.	Plan 3 is for all pets under 14 years old. This plan features a 90% co-insurance, no deductible, no hip dysplasia coverage, no exam fee coverage, and no additional benefits coverage.

4.	Plan 4 is for all pets under 14 years old. This plan allows you to choose all optional coverages.

Please refer to your policy for various exclusions and limitations, which restrict coverage. Please read it carefully.

APIC January 2008	2

RATING ORDER OF CALCULATIONS

DOG RATING FORMULA

1)	Dog Base Rate $25.06

2)	x AGE OF DOG FACTOR

3)	x BREED OF DOG FACTOR

4)	x HIP DYSPLASIA FACTOR

5)	x EXAM FEE FACTOR

6)	x ZIP CODE FACTOR

7)	x CO-INSURANCE FACTOR

8)	x DEDUCTIBLE FACTOR

9)	x WEB LINK PARTNER CREDIT FACTOR

10)	x AFFINITY GROUP CREDIT FACTOR

11)	+ ADDITIONAL BENEFITS COVERAGE (if elected) $4.95

12)	+ EXPENSE FACTOR $9.00

CAT RATING FORMULA

1)	Cat Base Rate $14.58

2)	x AGE OF CAT FACTOR

3)	x HIP DYSPLASIA FACTOR

4)	x ZIP CODE FACTOR

5)	x EXAM FEE FACTOR

6)	x CO-INSURANCE FACTOR

7)	x DEDUCTIBLE FACTOR

8)	x WEB LINK PARTNER CREDIT FACTOR

9)	x AFFINITY GROUP CREDIT FACTOR

10)	+ ADDITIONAL BENEFITS COVERAGE (if elected) $4.95

11)	+ EXPENSE FACTOR $6.00

APIC January 2008	3

PET AGE RELATIVITIES

Age of Dog	Factor	Age of Cat	Factor

less than 1 year old	0.90	less than 1 year old	0.90
1 year old	1.00	1 year old	1.00
2 years old	1.10	2 years old	1.10
3 years old	1.20	3 years old	1.20
4 years old	1.30	4 years old	1.30
5 years old	1.40	5 years old	1.40
6 years old	1.50	6 years old	1.50
7 years old	1.55	7 years old	1.55
8 years old	1.65	8 years old	1.65
9 years old	1.75	9 years old	1.75
10 years old	1.85	10 years old	1.85
11 years old	1.95	11 years old	1.95
12 years old	2.05	12 years old	2.05
13 years old	2.10	13 years old	2.10

BREED OF DOG FACTOR—Apply a factor of 1.40 for pure breeds or a factor of 1.20 for cross breeds to the following:

American Bandogge Mastiff		Coonhound-Blue Tick	Newfoundland
American Black and Tan Coonhound		Coonhound-Redbone	Old English Mastiff
American. Blue Gascon Hound		Dachshund	Old English Sheepdog
American Bulldog		Doberman Pinscher	Olde Boston Buildogge
American Cocker Spaniel		English Bulldog	Olde English Sheepdog
American Mastiff		French Bulldog	Olde Victorian Bulldogge
American Mastiff (Panja)		French Mastiff	Perro De Presa Canario
Belgian Mastiff		Great Dane	Pyrenean Mastiff
Berger Des Pyrenees		Great Pyrenees	Pyrenean Mountain Dog
Bernese Mountain Dog		Greater Swiss Mountain	Saint Bernard
Bull Boxer		Irish Wolfhound	Scottish Deerhound
Bulldog		Italian Buildogge	Shar Pei
Bullmastiff		Labradoodle	Spanish Bulldog
Canary Dog		Mastiff	Spanish Mastiff
Chow Chow		Nebolish Mastiff	Snoodle
Coonhound-Black and Tan		Neopolitan Mastiff	Tibetan Mastiff
			Treeing Walker Coon Hound

HIP DYSPLASIA RELATIVITIES – DOG		HIP DYSPLASIA RELATIVITIES - CAT

Coverage	Factor	Coverage	Factor

Yes	1.24	Yes	1.24
No	1.00	No	1.00

EXAM FEE RELATIVITIES—DOG		EXAM FEE RELATIVITIES—CAT

Coverage	Factor	Coverage	Factor

Yes	1.20	Yes	1.20
No	1.00	No	1.00

APIC January 2008	4

	CO-INSURANCE RELATIVITIES—DOG	CO-INSURANCE RELATIVITIES—CAT

	Co-insurance Formula	Co-insurance Formula

	1.05 - [1.05 x (0.9- selected co-insurance)]. Co-insurance selections range from 50% to 90%.	1.05 - [1.05 x (0.9- selected co-insurance)]. Co-insurance selections range from 50% to 90%.

	DEDUCTIBLE RELATIVITIES - DOG	DEDUCTIBLE RELATIVITIES – CAT

	Deductible Formula	Deductible Formula

	1.00 – (selected deductible raised to the power of 0.81) divided by 407.2806. Deductible selections are $0 or range from 50 to $1,000.	1.00 – (selected deductible raised to the power of 0.81) divided by 407.2806. Deductible selections are $0 or range from 50 to $1,000.

WEB LINK PARTNER CREDIT—CATS & DOGS
	Web Link Partner	Factor

	Yes	0.94
	No	1.00

AFFINITY GROUP CREDIT – CATS & DOGS
	Affinity/Strategic Educational/Promotion al Providers Group	Factor

	Yes	0.89
	No	1.00

ZIP CODE RELATIVITIES—CATS AND DOGS	See attached. If your zip code is not included in the list, please contact your agent.

APIC January 2008	5

SCHEDULE “D”

CLAIMS HANDLING PROCEDURES

(see attached)

Vetinsurance Claims Wizard

and

SOAP Manual

Claims Wizard : Other For	Page 1 of 1

ILLNESS	Owner: [*] Pet Name: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: Paid Policy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

Add Comment Show Comments

Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>>
Claim Status>> Claim Conclusions>> Summary

Clinics & Additional Forms						Patient History
Add Clinics						Date of Loss: 6/15/2009
Current Claim status
Clinics:						Is Claim Form Complete:	Yes
						Claim Express:	No
Vet Clinic:						Certificate Claim:	No
Select		Other:		Add		Pre Approval:	No
						Suspicious Claim:	No
Add Additional Forms						90 Day Claim:	No
Form Name	Form Type	Clinic	Description	Data Attache	Remove	Claim From QC, NB, PEI, NFL:	No
180408946.pdf	Others		Information from Owner	Jul 06 2009		Claim Over $2500:	No
176340582.pdf	Update History		Leduc	Jul 16 2009
Current records
Upload Additional Forms:						Others
	Browse...					UpdateHistory
ClaimForm
Form Type:
Select						Pre-Existing Records
Claim [*] ClaimForm.pdf-
Description:
Past Claims
Clinic:						Added Date Type No Status
Select						7/20/2009 -Ill -[*] -paid
Conjunctivitis-bilateral suspect
Add Form						hypersensitivity

Back				Continue

http://www.petorganizer.com/ClaimsWizard/ClaimRecords.aspx?claimID=[*]	7/20/2009

*Confidential Treatment Requested.

Claims Wizard : Claim Form	Page 1 of 1

ILLNESS	Owner: [*] Pet Name: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: Paid Policy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

Add Comment Show Comments

Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>>
Claim Status>> Claim Conclusions>> Summary

ClaimForm Details: Edit			Patient History
Date of Loss: 6/15/2009
Current Claim status
Is Condition Initial, Novel, or Repeat? : Initial			Is Claim Form Complete:	Yes
			Claims Express:	No
Claims Form: ClaimForm From Fax 176241401.pdf			Certificate Claim:	No
			Pre Approval:	No
Is Claim Form Complete :	Yes		Suspicious Claim:	No
Claims Express:	No		90 Day Claim:	No
Certificate Claim:	No		Claim From QC, NB, PEI,	No
Pre Approval:	No		NFL:
Suspicious Claim:	No		Claim Over $2500:	No
90 Day Claim:	No
Claim From QC, NB, PEI, NFL:	No		Current records
Claim Over $2500:	No		Others
UpdateHistory
Assign To: [*]			ClaimForm

Back		Continue	Pre-Existing Records
Claim [*] ClaimForm.pdf -

Past Claims
Added Date Type No Status
7/20/2009 -Ill -[*] -Paid
Conjunctivitis-bilateral suspect hypersensitivity

http://www.petorganizer.com/ClaimsWizard/ClaimForm.aspx?claimID=[*]	7/20/2009

*Confidential Treatment Requested.

Claims Wizard : Claim Form	Page 1 of 1

ILLNESS	Owner: [*] Pet Name: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: Paid Policy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

Add Comment Show Comments
Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>>
Claim Status>> Claim Conclusions>> Summary

Accident/Illness:			Patient History
Accident Illness			Date of Loss: 6/15/2009
Date of Loss (Service):	Total Customer Claimed($):		Current Claim Status
15-Jun-2009	90		Is Claim Form Complete:	Yes
			Claims Express:	No
Diagnosis or Clinical Symptoms of the Illness as noted on claim Form:			Certificate Claim:	No
			Pre Approval:	No
Persistent Bilateral conjunctivitis			Suspicious Claim:	No
			90 Day Claim:	No
			Claim From QC, NB, PEI, NFL:	No
Is Condition Initial, Novel, or Repeat?			Claim Over $2500:	No
Initial
Current records
Check All that Apply:			Others
☐ 90 Day Claim	☐ Suspicious Claim		UpdateHistory
☐ Claim Over $2500	☐ Claim From QC, NB, PEI, NFL		ClaimForm
☐ Certificate Claim
Pre-Existing Records
Claim [*] ClaimForm.pdf -
Note: Old ClaimForm file may not be shown here. If it is not shown please browse the file again.
Claims Form: ClaimForm From Fax 176241401.pdf Delete			Past Claims
Added Date Type No Status
Type Of Claim:			7/20/2009 -Ill -[*] -Paid
Claim Form Claims Express Pre Approval			Conjunctivitis-bilateral suspect hypersensitivity
Form complete and legible:
Yes No

Assign To: [*]

Cancel	Save and Exit	Save And Continue

http://www.petorganizer.com/ClaimsWizard/ClaimForm.aspx?claimID=[*]&EditView...    7/20/2009

* Confidential Treatment Requested.

Claims Wizard : Summary	Page 1 of 2

ILLNESS	Owner: [*] Pet Name: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: Paid Policy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

Add Comment Show Comments
Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>>
Claim Status>> Claim Conclusions>> Summary

Summary										Patient History
Claim Number: [*]										Date of Loss: 6/15/2009
Claim Status										Current Claim status
Status: Paid										Is Claim Form Complete:	Yes
										Claim Express:	No
							Not Covered	Covered		Certificate Claim:	No
		1	Consultation/Examination				$44.9			Pre Approval:	No
		2	Recheck/s				$0			Suspicious Claim:	No
		3	Kennel Fee(hospitalization)				$0			90 Day Claim:	No
		4	Unrelated charges that are included on the receipt:				$0			Claim From QC, NB, PEI,
		5	All other Veterinary costs related to this case/claim					$41.05		NFL:	No
			GST of section 5					$2.05		Claim Over $2500:	No
			Deductible Applied					$0
			Total Claim					$43.1		Current records
			Total Claim amount paid to owner at 90% coinsurance					$38.79		Others Update History
			Cheque issued by [*] on 7/7/2009							ClaimForm

Pre-Existing Records
Date Closed: 7/7/2009										Claim [*] ClaimForm.pdf-
Invoice Number: 120107
Claim Form Values										Past Claims
Diagnosis or Clinical Symptoms of the Illness as noted on claim Form: Persistent Bilateral conjunctivitis										Added Date Type No Status
Date of loss (Service): 6/15/2009										7/20/2009 -Ill -[*] -paid
Is condition Initial, Novel, or Repeat? : Initial										Conjunctivitis-bilateral suspect hypersensitivity

Is Claim Form Complete:			Yes		Claims Express:	No
Certificate Claim:			No		Per Approval:	No
Suspicious Claim			No		90 Day Claim:	No
Claim form QC, NB, PEI, NFL:			No		Claim Over $ 2500:	No

ClaimForm: ClaimForm From Fax 176241401.pdf

Forms:
Form Name	Date Attached
1. Others.pdf	7/6/2009
2. UpadateHistory.pdf	6/16/2009

Observation
Date Observed	Observation		Type	Occurance	Significance	Relationship	ClaimID	Added By	Added Date
4/8/2009	Spay: at less than 1 yr. (Boosters done and Initial eye Issue noted)		Objective	Single	Low	Single	[*]	[*]	07/07/2009
2/22/2009	Misc: dog adopted Early 2009, Vaccine up to date from previous owner, No access to those records.						[*]	[*]	07/07/2009
2/22/2009	First Exam: Vomiting- ER visit. Abd-no pain on palon.		Objective	Single	Low	Single	[*]	[*]	07/07/2009

http://www.petorganizer.com/ClaimsWizard/Summary.aspx?claimID=[*]                                     7/20/2009

*Confidential Treatment Requested.

Claims Wizard: Summary		Page 2 of 2
Increased gut sounds bilaterally, abnormal contents palpable- liquidy, Try NPO at home.

Letter sent/Other Attachments

Date Created	Regarding	Attachment
7/20/2009 Paid Letter		Claim [*] Att 126501 AutoCheqLetter.html
7/20/2009 Paid Letter		Claim [*] Att 126500 AutoCheqLetter.html
7/20/2009 Paid Letter		Claim [*] Att 126499 AutoCheqLetter.html
7/20/2009 Paid Letter		Claim [*] Att 126498 AutoCheqLetter.html
7/7/2009 Paid Letter		Claim [*] Att 123930 AutoCheqLetter.html
7/7/2009 Paid Letter		Claim [*] Att 123929 AutoCheqLetter.html

Paid/Denied Letter/Envelope

Paid Letter

VI Cheque Letter

Envelope

RePrint the Cheque # [*]

Relssue	the cheque for this claim.

Cheques list for this Claim

	Date Requested	Check Number	Amount	Date Issued	Issued By		Check Status	Requested By	Reason	Comments
☐	01/01/01	[*]	38.79	07/07/09	[	*]	Issued

Reason:

Stop Selected Cheques

Adjuster Comments

Awaiting record...061609. Awaiting info from O...061709...062609. No pp symptoms consistent with coughing nor eye infections (Bordatella Vx not recc in April previous Hx not know) Paid.

Close

http://www.petorganizer.com/ClaimsWizard/Summary.aspx?claimID=[*]                                             7/20/2009

*Confidential Treatment Requested.

Claims Wizard : Observation Diagnosis	Page 1 of 1

ILLNESS	Owner: [*] Pet Name:: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: PaidPolicy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

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Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>> Claim Status>>
Claim Conclusions>> Summary

Pre Existing Observation										Patient History
Observations										Date of Loss: 6/15/2009
							Added	Added
Date	Observations	Type	Occurance	Significance	Relationship	ClaimID	By	Date	Edit	Current Claim status
04/08/09	Spay: at less than 1 yr. (Boosters	Objective	Single	Low	Single	[*]	[*]	07/07/2009	Edit	Is Claim Form Complete:	Yes
	done and initial eye issue noted)									Claims Express:	No
02/22/09	Misc: dog adopted Early 2009.					[*]	[*]	07/07/2009	Edit	Certificate Claim:	No
	Vaccine up todate from previous									Pre Approval:	No
	owner. No access to those records.									Suspicious Claim:	No
02/22/09	First Exam: Vomiting- ER visit.	Objective	Single	Low	Single	[*]	[*]	07/07/2009	Edit	90 Day Claim:	No
	Abd-no pain on palpn. Increased									Claim From QC, NB, PEI,
	gut sounds bilaterally, abnormal									NFL:	No
	contents palpable-liquidy. Try									Claim Over $2500:	No
NPO at home.
Current records
Others
UpdateHistory
ClaimForm

Pre-Existing Records
Claim [*] ClaimForm.pdf-
Add Observations
Past Claims
Diagnosis										Added Date Type No Status
Add Diagnoses										7/20/2009 -Ill -[*] -paid
Conjunctivitis-bilateral suspect hypersensitivity
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http://www.petorganizer.com/ClaimWizard/Observations.aspx?claimID=[*]                                     7/20/2009

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Claims Wizard : Analysis	Page 1 of 1

ILLNESS	Owner: [*] Pet Name: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: PaidPolicy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

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Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>>
Claim Status>> Claim Conclusions>> Summary

Analysis									Patient History
Observation									Date Of Loss: 6/15/2009
Current Claim status
Date Observed	Observation	Type	Occurance	Significance	Relationship	Claim ID	Added By	Added Date	Is Claim Form Complete:	Yes
	Spay: at less								Claim Express:	No
	than 1 yr.								Certificate Claim:	No
	(Boosters								Pre Approval:	No
4/8/2009	done and	Objective	Single	Low	Single	[*]	[*]	07/07/2009	Suspicious Claim:	No
	initial eye								90 Day Claim:	No
	issue noted)								Claim From QC, NB, PEI, NFL:	No
	Misc: dog								Claim Over $2500:	No
adopted Early
	2009,								Current records
	Vaccine up								Others
2/22/2009	todate from					[*]	[*]	07/07/2009	UpdateHistory
	previous								ClaimForm
owner. No
	access to								Pre-Existing Records
	those records.								Claim [*] ClaimForm.pdf -

First Exam:
	Vomiting- ER								Past Claims
	Visit, Abd-no								AddedDate Type No Status
	pain on palpn.								7/20/2009 -Ill -[*] -paid
	increased gut								Conjunctivitis-bilateral suspect
2/22/2009	sounds	Objective	Single	Low	Single	[*]	[*]	07/07/2009	hypersensitivity
bilaterally,
abnormal
contents
palpable-
liquidy. Try
NPO at home.

Was this pet spayed or neutered prior to 12 months?

Yes     No

Was the Illness or injury related to an activity that caused a similar condition within 18 months prior to policy Inception?

Yes     No

Was the pet pre-disposed to stated problem prior to full coverage?

Yes     No

Are preventative measure available for the stated condition?

Yes     No

Is this an elective procedure?

Yes     No

Should the problem have been detected either at birth or during a routine vet exam?

Yes     No

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Claims Wizard : Claim St	Page 1 of 1

ILLNESS	Owner: [*] Pet Name: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: PaidPolicy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

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Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>>
Claim Status>> Claim Conclusions>> Summary

Observation									Patient History
Date of Loss: 6/15/2009
Date Observed Observation		Type	Occurance	Significance	Relationship	ClaimID	Added	Added	Current Claim Status
							By	Date	Is Claim Form Complete:	Yes
	Spay: at less								Claim Express:	No
	than 1 yr.								Certificate Claim:	No
4/8/2009	(Boosters	Objective	Single	Low	Single	[*]	[*]	07/07/2009	Pre Approval:	No
	done and								Suspicious Claim:	No
	initial eye								90 Day Claim:	No
	issue noted) Misc: dog								Claim From QC, NB, PEI, NFL:	No
	adopted								Claim Over $2500:	No
Early 2009,
	Vaccine up								Current records
2/22/2009	todate from					[*]	[*]	07/07/2009	Others
	Previous								UpdateHistory
	Owner, No								ClaimForm
access to
	those records.								Pre-Existing Records
	First Exam:								Claim [*] ClaimForm.pdf-
Vomiting-ER
	Visit. Abd-no								past claims
	Pain on paipn,								Added Date Type No Status
	Increased gut								7/20/2009 -Ill -[*] -paid
2/22/2009	sounds	Objective	Single	Low	Single	[*]	[*]	07/07/2009	Conjunctivitis-bilateral suspect
	bilaterally,								hypersensitivity
abnormal
contents
palpable-
liquidy, Try
NPO at
home.

Analysis
1. Was this pet spayed or neutered prior to 12 months? No

2. Was the illness or injury related to an activity that caused a similar condition within 18 months prior to Policy Inception? No

3. Was the pet pre-disposed to stated problem prior to full coverage? No

4. Are Preventative measure available for the stated condition? No

5. Is this an elective procedure? No

6. Should the problem have been detected either at birth or during a routine Vet exam? No

Adjuster Comments:
Awaiting records...061609. Awaiting info from O...061709...062609. No pp symptoms consistent with

ING Claim Reference :
[*]
Paid or Denied:
Paid

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Claims Wizard : Claim Conclusions	Page 1 of 1

ILLNESS	Owner: [*] Pet Name: [*] Date Of Birth: [*] Gender: Female Claim Number: [*] Total Rem: $19936.21	Policy #: [*] Policy Type: PaidPolicy Effective Date: 2/28/2009 Adjuster: [*] Status: Paid Reserve: $81.0

Persistent Bilateral conjunctivitis

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Wizard Home>> Claim Form>> Other Forms>> SOAP>> Analysis>> Claim Status>>
Claim Conclusions>> Summary

Input Manually				Patient History
Invoice SubTotal($):	Invoice Numbers(seperate by ,)			Date of Loss: 6/15/2009
85.95	120107			Current Claim Status
				Is Claim Form Complete:	Yes
Exam Fees($):	Rechecks($):	Boarding Fees($):	Deductibel Applied:	Claims Express:	No
44.9	0	0	0	Certificate Claim:	No
				Pre Approval:	No
Unrelated charges($):	Unrelated Charges Description:			Suspicious Claim:	No
0				90 Day Claim:	No
				Claim From QC, NB, PEI, NFL:	No
Calculate				Claim Over $2500:	No

Calculate				Current records
Others
Other Vet Cost($):	GST Rate of 5 applied($):		Total claimed($):	UpdateHistory
41.05	2.05		43.1	ClaimForm

			Amount Paid Out($):	Pre-Existing Records
			38.79	Claim [*] ClaimForm.pdf-
Are funds paid to clinic? ☐
Past Claims
Is this a legacy ING Claim? ☐				Added Date Type No Status
7/20/2009 -Ill -[*] -paid
Cheque issued by [*] on 7/7/2009				Conjunctivitis-bilateral suspect hypersensitivity

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SOAP Manual

Veterinarian’s use the SOAP acronym as a regular guideline for assessing their patients during an exam.

S – subjective	O – objective	A – assessment	P – plan

Vetinsurance Member Specialists (VIMS) have reconfigured this guideline and developed an efficient and effective way to transcribe the information from veterinary notes into a more legible and summarized report. This report is easily accessible in the Claims Wizard application in PetOrganizer. It is used, by those adjusting a claim, to determine whether or not an enrolled pet’s claimed clinical symptom(s) is consistent with those noted pre-policy, or prior to enrolment with Vetinsurance.

Please consider the VIMS’s coined use of the SOAP acronym, at Vetinsurance it is commonly used as a noun (ex. Fido’s SOAP is complete.) and also as a verb (ex. Have you SOAPed Fido’s records?).

How To SOAP...

Please see attached medical records and SOAP sample.

1.)	PET’S FIRST EXAM. Start at the beginning of the pet’s complete medical records and note the date and any clinical findings specific to that date, or if the pet is healthy, make that notation instead. Be sure to note that it is the pet’s first exam. Note what clinical symptoms the pet showed, and what the veterinarian assessed.

2.)	SECOND AND OTHER FOLLOWING EXAMS. It is only necessary to make entries of exams where clinical symptoms are anything but healthy. Note what clinical symptoms the pet showed, and what the veterinarian assessed.

3.)	NEUTER OR SPAY DATES. It is important to include an entry for the pet which notes the date that the pet was altered, and whether or not the pet was mature (over 1 year of age) or immature (under 1 year of age). This entry can be included in any other entry.

4.)	EXAMS WITHIN THE 5 AND 30 DAY WAITING PERIODS. Before the entry make note that the date of the exam took place within both the accident and illness waiting periods. Otherwise a regular entry, and is not necessary if the pet has continued from a vet certificate.

5.)	EXAMS WITHIN THE 30 DAY WAITING PERIOD. Before the entry make note that the date of the exam took place within the illness waiting period. Otherwise a regular entry, and is not necessary if the pet has continued from a vet certificate.

6.)	EXAMS AFTER THE WAITING PERIODS. If there are any important notes from exams that occurred after enrolment and waiting periods make note of the date of the exam, that the exam occurred post-policy, and continue with the entry as normal.

7.)	OBSERVATION DROP DOWN OPTIONS. There are 4 different drop downs, each with different options.

a.	TYPE defines the type of observation you have entered as subjective or objective.

b.	OCCURANCE labels an observation as whether it is the first time it has been noted, an ongoing note of the original observation, or a repeat observation but separate occurrence.

c.	SIGNIFICANCE defines the observation as ranging from low (a condition not likely to increase In severity) to high (a condition that is severe and may need to be flagged).

d.	RELATIONSHIP denotes if the observation is unrelated to other conditions that the pet may suffer from (single), if it has occurred because of the pet’s other conditions (compounded), or if it could be both.

8.)	DIAGNOSIS OBSERVATIONS. These entries are reserved for observations found in the pet’s medical records as a diagnosis (ex. Blood work results).

9.)	DIAGNOSIS DROP DOWN OPTIONS. There are 4 different drop downs, each with different options.

a.	TYPE differentiates between the diagnosis being causative, symptomatic, therapeutic, or definitive.

b.	OCCURANCE labels an observation as whether It is the first time it has been noted, an ongoing note of the original observation, or a repeat observation but separate occurrence.

c.	SIGNIFICANCE defines the observation as ranging from low (a condition not likely to increase In severity) to high (a condition that is severe and may need to be flagged).

d.	RELATIONSHIP denotes if the observation is unrelated to other conditions that the pet may suffer from (single), if it has occurred because of the pet’s other conditions (compounded), or if it could be both.

SOAP Examples...

Fido is a male dog born in August of 2006. His owner’s have enrolled him with Vetinsurance at 6 months of age on February 17th of 2007. The following is an example of Fido’s SOAPed medical records.

FIRST EXAM OBSERVATIONS: 10/06/2006 – First Exam – Wax in ears, otherwise healthy puppy.

Type: Objective.	Significance: Low.	Occurrence: Single.	Relationship: Single.
OBSERVATIONS: 10/30/2006 – Puppy scratching at ears, possible otitis, swab taken.

Type: Objective.	Significance: Low.	Occurrence: Ongoing.	Relationship: Single.
DIAGNOSIS: 10/31/2006 – Results from swab taken 10/30/2007: Yeast otitis externa.

Type: Definitive.	Significance: Low.	Occurrence: Single.	Relationship: Single.
OBSERVATIONS: 11/21/2006 – Otitis has resolved, still some wax in ears.

Type: Objective.	Significance: Low.	Occurrence: Single.	Relationship: Single.
OBSERVATIONS: 02/15/2007 – Neuter under 1 year of age. Deciduous canine teeth extracted.

Type: Objective.	Significance: Low.	Occurrence: Single.	Relationship: Single.
OBSERVATIONS: 02/20/2007 – Within 5- And 30-Day Waiting Periods – Neuter incision irritated, red and weeping. Infected.

Type: Objective.	Significance: Low.	Occurrence: Single.	Relationship: Single.
OBSERVATIONS: 02/28/2007 – Within 30-Day Waiting Period – Ears bothering dog again, repeat of otitis externa. Both eyes slightly red, conjunctivitis. Possible allergies?

Type: Objective.	Significance: Low.	Occurrence: Repeat	Relationship: Compounded.
OBSERVATIONS: 03/30/2007 – Post-Policy – Dog is limping, cut foot pad. Ears and eyes inflamed and red, allergies.

Type: Objective.	Significance: Low.	Occurrence: Single.	Relationship: Compounded.

Definitions…

SUBJECTIVE – An opinion based on an observation. Ex. Lethargy, not well, shedding.

OBJECTIVE – A factual observation. Ex. Non-weight bearing lameness of the right hind leg, temperature, respiration, heart rate.

CAUSATIVE – A diagnosis based on symptoms consistent with found etiology. Ex. Diarrhea’s causative agent is Giardia.

SYMPTOMATIC – A diagnosis based on symptoms. Ex. Common symptoms of allergies are otitis, conjunctivitis, itchy skin, etc.

THERAPEUTIC – A diagnosis based on the response to treatment. Ex. Diarrhea is resolved with deworming medication, diagnosis is worms.

DEFINITIVE – A diagnosis based on factual observation(s). Ex, Dog’s femur broken and protruding through skin, diagnosed broken femur.

We have been asked to generate a more uniform SOAP model to align with development targets to improve claims processing at a future date.

Currently the SOAPing we are doing is fine, it now needs to be more uniform In order for data collection and program developments to occur.

New headings to be used for observations as well as separating unrelated symptoms noted on the same visit into their own observation.

From December 1st forward please use the following:

New headings for Observations are:

Misc, First Exam, Vaccines, Neuter/Spay, 5dayWP, WP.

Separate entry per Issue: ‘Presenting complaint’-

Misc:

This is where one will put the information that is not part of the actual exam but is important for context. This usually happens most on the first exam but the label can be used when ever needed; for example,

Misc: O stepped on RF foot 3 days prior was limping now fine.

First Exam:

For the initial exam of the pet’s medical records one will enter “First Exam:” followed by findings relevant to that exam.

First Exam: Otitis externa, (symptoms of otitis if noted) otherwise healthy.

Additional findings that are involved on the first exam but are not pertaining to that exam, will be noted under “Misc:” as a separate observation.

Misc: First Exam: Had diarrhea on adoption date, 3 days ago.

Misc: First Exam: Dog was adopted 3 days ago and had vaccines at breeders. Dewormer given.

Vaccines:

For every exam where vaccines take place a separate entry is to be made. Please note any vaccine separately should you feel it is important to your claims processing.

Example,

Vaccines: Yearly booster and rabies.

Vaccines: 2nd booster, including Bordatella

Spay/Neuter:

On the spay/neuter date label the entry as such followed by if the pet is over or under 1 year of age.

Example,

Neuter: > 1 year or Neuter: Over age of 1 year

Spay: < 1 year or Spay: at less than 1 year

5 Day WP:

For the exams that occur within the 5-day accident waiting period and ARE regarding an accident. the entry will be labelled as above and followed by relevant findings.

Example,

5 Day WP: Fell out of truck, broken leg

If the accident within the 5 days is also the First exam, use the following.

5 Day WP: First Exam: fell down stairs, broken leg, otherwise healthy.

WP:

For exams that occur within the 30-day waiting period and are an illness or an accident the entry will be labelled as “WP:” and followed by relevant findings.

Example,

WP: Vomiting and diarrhea, (symptoms pertaining)

Example if first exam falls with in this time frame,

WP: First Exam: Otitis Externa, otherwise healthy.

Separating out Observations from the same exam date:

For each unrelated condition noted during an exam, a separate entry is required.

‘Presenting Complaint’-

On all examinations that do not fall into the categories above, begin the entry with a word or phrase that illustrates why ‘fluffy’ is at the vet.

Examples;

Scratching ears- Yeast otitis, left ear.

Diarrhea- notation of symptoms

Limping- non wt bearing left hind for 5 days.

Vomiting and Diarrhea-

Check eyes